SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 1999

 Commission File       Exact name of registrant             IRS Employer
      Number         as specified in its charter          Identification No.
      ------         ---------------------------          ------------------

      1-12869        CONSTELLATION ENERGY GROUP, INC.          52-1964611

      1-1910         BALTIMORE GAS AND ELECTRIC COMPANY        52-0280210



                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for each registrant)


                39 W. Lexington Street, Baltimore, Maryland 21201
                ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         As previously reported in our March 31, 1999 Form 10-Q, on May 7, 1999, we reached a tentative agreement in principle with a majority of the active parties on the major issues in the electric utility restructuring proceedings. As a result, the Maryland Public Service Commission (Maryland PSC) suspended the procedural schedule and instructed the parties to file a settlement agreement by June 15, 1999.

         On June 11, 1999, the Maryland PSC granted the parties a 10-day extension for filing the settlement agreement. Details of the settlement agreement will be formally announced after it has been submitted to the Maryland PSC.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CONSTELLATION ENERGY GROUP, INC.
                                         --------------------------------
                                                   (Registrant)


                                         BALTIMORE GAS AND ELECTRIC COMPANY
                                         ----------------------------------
                                                   (Registrant)





Date:          June 16, 1999                  /s/ David A. Brune
               -------------       -------------------------------------------
                                    David A. Brune, Vice President on behalf of
                                    each Registrant and as Principal Financial
                                    Officer of each Registrant


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